UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2010

MAN SHING AGRICULTURAL HOLDINGS, INC.
 (Exact Name of Registrant as Specified in Charter)

Nevada	000-53146	88-0450667
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1005, 10/F, Tower B
Hunghom Commercial Centre
37 Ma Tau Wai Road, Hunghom
Kowloon, Hong Kong
 (Registrant’s Address)

Registrant’s telephone number, including area code: (852) 2850 6336

Copies to:
Greentree Financial Group, Inc.
7951 SW 6th Street, Suite 216
Plantation, FL 33324
(954) 424-2345 Tel
(954) 424-2230 Fax

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

MAN SHING AGRICULTURAL HOLDINGS, INC.

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit 10.1 – Addendum to Registration Rights Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Man Shing Agricultural Holdings, Inc. (the “Company” or the “Registrant”) and its subsidiary, Weifang Xinsheng Food Co., Ltd. (“Xinsheng”) have engaged in certain financing activities that have resulted in the creation of a direct financial obligation of the Registrant. The direct financial obligation is as follows:

On February 3, 2010, the Company and China Angel Assets Management Limited entered into an Addendum to Registration Rights Agreement (the “Addendum”). Pursuant to the Registration Rights Agreement, the Company shall prepare and file, no later than 30 days from January 3, 2010, a registration statement on Form S-1 under the 1933 Act for the registration for the resale of shares by China Angel Assets Management Limited. Pursuant to the Addendum, the Company now has one hundred and twenty (120) days from the date of February 3, 2010 to file and effect a registration statement on Form S-1. The Addendum to the Registration Rights Agreement is attached as Exhibit 10.1. The original Registration Rights Agreement, filed with the SEC on January 11, 2010 as Exhibit 10.4 on the Registrant’s Form 8-K/A, is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit 10.1 – Addendum to Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 11, 2010                       MAN SHING AGRICULTURAL HOLDINGS, INC.

                                                                By:           /s/ Eddie Cheung
                                                                                 Eddie Cheung
                                                                                 Chief Executive Officer

Exhibit Index

Exhibit 10.1 – Addendum to Registration Rights Agreement